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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 12, 1997
                                                      -----------------


                             KOGER EQUITY, INC.
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           (Exact name of registrant as specified in its charter)



            Florida                 1-9997            59-2898045
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         (State of incorporation    (Commission       (IRS Employer
         or organization)        File Number)    Identification No.)


       3986 Boulevard Center Drive
         Jacksonville, Florida                                32207
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     (Address of principal executive offices)                (Zip Code)



            Registrant's telephone number:        (904) 398-3403
        ------------------------------------------------------------




                                     N/A
               -----------------------------------------------
        (Former name or former address, if changed since last report)





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Item 5.  Other Events.

        Reference is made to an Underwriting Agreement dated December 12, 1997, between Koger Equity, Inc. (the "Company") and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., and BT Alex. Brown Incorporated, as Representatives of several underwriters, relating to the sale by the Company in an underwritten public offering of 3,000,000 shares of the Company's Common Stock, par value $.01 per share, plus 450,000 shares subject to a thirty-day underwriters' over-allotment option. This agreement is Exhibit 1 to this Report and is incorporated herein by reference.

        Reference is also made to a Purchase Agreement between the Company and AREIF II Realty Trust, Inc. ("AREIF") relating to the sale by the Company to AREIF of 500,000 shares of the Company's Common Stock, par value $.01 per share. This agreement is Exhibit 10 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit


                       1 Underwriting Agreement dated December 12, 1997, between Koger Equity, Inc. and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated, as Representatives of the several underwriters.

                       10 Purchase Agreement, dated December 12, 1997, between Koger Equity, Inc. and AREIF II Realty Trust, Inc.






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                                   SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KOGER EQUITY, INC.



Date:  December 12, 1997                By:   /s/ W. Lawrence Jenkins
                                            ----------------------------------
                                            W. Lawrence Jenkins
                                            Title:  Vice President and
                                                     Corporate Secretary












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EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibits

       1 Underwriting Agreement dated December 12, 1997, between Koger Equity, Inc. and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated, as Representatives of the several underwriters.

       10 Purchase Agreement, dated December 12, 1997, between Koger Equity, Inc. and AREIF II Realty Trust, Inc.

















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